UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 6, 2005


                            US GLOBAL NANOSPACE, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                  000 - 23339                 13-3720542
(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


  2533 North Carson Street, Suite 5107                         89706
          Carson City, Nevada
(Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (775) 841-3246

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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      This Form 8-K and other reports filed by US Global Nanospace, Inc. (the
"Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 8.01 Other Events.

      On December 6, 2005 the Registrant issued a press release announcing the launch of MAPSANDS(TM) - Modular Autonomous Perimeter Security and Non-Lethal Defense System, a new product of the Registrant. A copy of the press release is attached to this Current Report as an exhibit and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information

            Not applicable.

      (c)   Exhibits

            Exhibit No.      Description

            99.1             Press Release dated December 6, 2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                US GLOBAL NANOSPACE, INC.
                                                      (Registrant)

Date: December 6, 2005
                                                   /s/ Carl Gruenler
                                         --------------------------------------
                                         Carl Gruenler, Chief Executive Officer